UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2011
DRI Corporation
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-28539	56-1362926
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification No.)
of Incorporation)	Number)

13760 Noel Road, Suite 830
Dallas, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 378-8992
Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.
     On June 17, 2011, DRI Corporation (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) to (1) elect seven directors to serve until the Annual Meeting of Shareholders in 2012; (2) ratify the selection of independent auditors for fiscal year 2011; and (3) transact such other business as may be properly brought before the Annual Meeting of Shareholders and any adjournment or postponement thereof.
     As of the Record Date of April 28, 2011, the Company had:
•	11,882,091 shares of Common Stock outstanding, and the holders of which became entitled to cast a combined total of 11,882,091 votes at the Annual Meeting; and

•	1,051 shares of Preferred Stock outstanding, and the holders of which became entitled to cast a combined total of 2,638,770 votes at the Annual Meeting.
     The holders of all Common Stock and all Preferred Stock outstanding as of the Record Date are holders of the Company’s Voting Stock (“Voting Stock”). Thus, the combined total of votes entitled to be cast at the Annual Meeting by holders of Voting Stock was 14,520,861.
Proposal One
     Proposal One, to elect seven directors to serve until the Annual Meeting of Shareholders in 2012, was approved by the votes as set forth in the following table:

Proposal One
Nominee	For	Withheld	Broker Non-Votes
John D. Higgins	5,875,871	467,522	—
Huelon Andrew Harrison	5,767,651	575,742	—
Helga S. Houston	5,847,732	495,661	—
Stephanie L. Pinson	5,709,816	633,577	—
John K. Pirotte	5,851,232	492,161	—
Juliann Tenney	5,850,232	493,161	—
David L. Turney	5,736,768	606,625	—
     Proposal One required approval by a plurality of the votes actually cast by holders of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. This means that the persons garnering the most votes cast may win election to a Board of Directors’ seat even if those votes do not constitute a majority of all votes cast.
Proposal Two
     Proposal Two, to ratify the selection of independent auditors for fiscal year 2011, was approved by the votes as set forth in the following table:

Proposal Two
For	Against	Abstain	Broker Non-Votes
11,269,642	64,978	101,668	—
     Proposal Two required approval by a majority of the votes actually cast by holders of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Proposal Three
     Proposal Three, to transact such other business as may be properly brought before the Annual Meeting and any adjournment or postponement thereof, was approved by the votes as set forth in the following table:

Proposal Three
For	Against	Abstain	Broker Non-Votes
2,344,005	82,856	531,425	8,478,002
     Proposal Three required the approval of a majority of votes actually cast by holders of Voting Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. The Board of Directors knew of no other proposals or matters to be properly presented at the Annual Meeting, according to the Company’s Amended and Restated Bylaws, as amended.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2011
DRI CORPORATION
	By:	/s/ Kathleen B. Oher
Kathleen B. Oher
Vice President, Chief Financial Officer, Secretary and Treasurer